Goldman Sachs Trust

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares
and Service Shares of

Goldman Sachs Emerging Markets Equity Fund (the “Fund”)

Supplement dated December 4, 2008 to the
Prospectuses dated December 28, 2007 (the “Prospectuses”)

Effective November 13, 2008, the Fund’s board of trustees has authorized the Fund, as part of its principal investment strategy, to purchase shares of exchange traded funds (sponsored by entities other than Goldman Sachs) that are principally invested in equity securities of emerging markets issuers (“emerging markets ETFs”). ETFs are generally passively managed, which means that they are designed to replicate the performance and risk characteristics of a particular market sector or index without active stock selection. Because emerging markets ETFs are highly liquid, they provide exposure to emerging markets while at the same time permitting the Fund to maintain a higher level of liquidity. The Fund intends to invest a portion of its portfolio in emerging markets ETFs in order to manage its anticipated cash needs. The Fund’s ability to invest in emerging markets ETFs for this purpose is unlimited, and the Fund may invest more than 25% of its assets in one or more emerging markets ETFs.

As disclosed in the Prospectuses, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the ETFs in which it invests, in addition to the management fees and other expenses regularly borne by the Fund.

* * * * *

The following is inserted as the last sentence of the second paragraph in the section “Fund Investment Objectives and Strategies — Goldman Sachs Emerging Markets Equity Fund — Principal Investment Strategies” of the Prospectuses:

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

The “Investment Practices” table in the “Other Investment Practices and Securities” section of the Prospectuses is revised to reflect that the Fund’s investments in ETFs are exempt from the Fund’s 10% limitation on its usage of investment company securities by inserting the following footnote after the line item “Investment Company Securities (including exchange-traded funds)”:

This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

The following replaces the last paragraph of the section “Principal Risks of the Funds — Liquidity Risk”:

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV.

This Supplement should be retained with your Prospectus
for future reference.

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